Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
1	1145 ACQUISITION , LLC
2	AMBERGATE APARTMENTS, LTD
3	AMBERWOODS APTS OF BARTOW COUNTY, LTD
4	AMERWOODS APTS OF BARTOW COUNTY, II, LTD
5	ANE ASSOCIATES, LLC
6	ANNHURST APTS OF COLUMBUS, LTD
7	APPLE RIDGE APTS OF CIRCLEVILLE, II, LTD
8	ARGUS LAND COMPANY, INC.
9	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
10	AVON PLACE ASSOCIATES, LLC
11	BALATON CONDOMINIUM, LLC
12	BARCELONA CONDOMINIUM, LLC
13	BARRINGTON APTS OF BEDFORD, LTD
14	BEL APARTMENT PROPERTIES TRUST
15	BEL COMMUNITIES PROPERTY TRUST
16	BEL MULTIFAMILY PROPERTY TRUST
17	BEL MULTIFAMILY, LLC
18	BEL RESIDENTIAL PROPERTIES TRUST
19	BEL-APT, L.L.C.
20	BEL-COMMUNITIES, LLC
21	BEL-EQR I LIMITED PARTNERSHIP
22	BEL-EQR I, L.L.C.
23	BEL-EQR II LIMITED PARTNERSHIP
24	BEL-EQR II, L.L.C.
25	BEL-EQR III, LIMITED PARTNERSHIP
26	BEL-EQR III, LLC
27	BEL-EQR IV, LIMITED PARTNERSHIP
28	BEL-EQR IV, LLC
29	BEL-EQR NORTHLAKE GP, LLC
30	BEL-RES, L.L.C.
31	BRIDGE POINT APTS, LTD
32	BROOKSIDE PLACE ASSOCIATES, L.P.
33	BROOKSIDE PLACE G.P. CORP.
34	BUENA VISTA PLACE ASSOCIATES
35	CANYON CREEK VILLAGE ASSOCIATES, L.P.
36	CANYON CREEK VILLAGE G.P. CORP.
37	Capital Realty Investors Tax Exempt Fund, L.P.
38	CAPREIT Arbor Glen L.P.
39	CAPREIT BOTANY ARMS, L.P.
40	CAPREIT BRECKENRIDGE
41	CAPREIT CHIMNEYS, L.P.
42	CAPREIT CLARION, L.P.
43	CAPREIT CREEKWOOD, L.P.
44	CAPREIT GARDEN LAKE, L.P.
45	CAPREIT GLENEAGLE, L.P.
46	CAPREIT GREYEAGLE, L.P.
47	CAPREIT HAMPTON ARMS, L.P.
48	CAPREIT HIDDEN OAKS, L.P.
49	CAPREIT MARINER’S WHARF, L.P.
50	CAPREIT River Oak L.P.
51	CAPREIT SILVER SPRINGS, L.P.
52	CAPREIT Westwood Pines L.P.
53	CAPREIT Woodcrest Villa L.P.
54	CARDINAL APTS SERVICES, INC.
55	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
56	CARDINAL DIVERSIFIED PROPERTIES
57	CARDINAL GP XII CORP
58	CARDINAL IND OF FLORDIA SERVICES CORP
59	CARDINAL IND OF GEORGIA SERVICES CORP
60	CARLETON COURT APTS OF ANN ARBOR, LTD
61	CENTERPOINT APARTMENT ASSOC, LTD
62	CHARLES RIVER PARK “D” CO.

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
63	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
64	COBBLESTONE VILLAGE G.P. CORP.
65	CORPORATE QUARTERS, INC.
66	CORPORATE QUARTERS, LTD
67	CORPORATE STAY INTERNATIONAL, INC.
68	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
69	COUNTRY OAKS ASSOCIATES, L.P.
70	COUNTRY OAKS G.P. CORP.
71	COUNTRY RIDGE GENERAL PARTNERSHIP
72	COVE INVESTMENTS, LLC
73	CRC, LLC
74	CRICO of Trailway Pond II, L.P.
75	CRICO of White Bear Woods I, L.P.
76	CRICO of Ethan’s I, L.P.
77	CRICO of Ethan’s II, L.P.
78	CRICO of Fountain Place, L.P.
79	CRICO of James Street Crossing, L.P.
80	CRICO of Ocean Walk, L.P.
81	CRICO of Regency Woods, L.P.
82	CRICO of Trailway Pond I, L.P.
83	CRICO of Valley Creek I, L.P.
84	CRICO of Valley Creek II, L.P.
85	CRICO of Woodlane Place, L.P.
86	CRICO Royal Oaks, L.P.
87	CRP SERVICE COMPANY, LLC
88	CRSI SPV 101, INC.
89	CRSI SPV 103, INC.
90	CRSI SPV 10455, INC.
91	CRSI SPV 10725, INC.
92	CRSI SPV 18, INC.
93	CRSI SPV 1996 PW2, INC.
94	CRSI SPV 1996 PW3, INC.
95	CRSI SPV 20129, INC.
96	CRSI SPV 20218, INC.
97	CRSI SPV 20224, INC.
98	CRSI SPV 20284, INC.
99	CRSI SPV 20449, INC.
100	CRSI SPV 20471, INC.
101	CRSI SPV 22, INC.
102	CRSI SPV 30130, INC.
103	CRSI SPV 30150, INC.
104	CRSI SPV 30184, INC.
105	CRSI SPV 30197, INC.
106	CRSI SPV 30231, LLC
107	CRSI SPV 35, LLC
108	CRSI SPV 50903, LLC
109	CRSI SPV 52, INC.
110	CRSI SPV 59, LLC
111	CRSI SPV 67, INC.
112	CRSI SPV 75, INC.
113	CRSI SPV 95, INC.
114	CRSI SPV 96, LLC
115	DEERFIELD ASSOCIATES, L.P.
116	DEERFIELD G.P. CORP.
117	DUXFORD, LLC
118	EDGEWATER COMMUNITY RENTALS, L.P.
119	EDGEWATER G.P. CORP.
120	E-G-ONE ASSOCIATES
121	E-G-TWO ASSOCIATES
122	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
123	EQR/KB CALIFORNIA RCI, LLC
124	EQR/KB CALIFORNIA RCI, LLC
125	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
126	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
127	EQR/Lincoln RCI Southeast LLC
128	EQR-740 RIVER DRIVE, LLC
129	EQR-ALEXANDRIA LLC
130	EQR-ARBORS FINANCING, LP
131	EQR-ARIZONA, L.L.C.
132	EQR-ARTCAPLOAN, L.L.C.
133	EQR-BELLEVUE MEADOW GP LP
134	EQR-BELLEVUE MEADOW LP
135	EQR-BENEVA PLACE, INC.
136	EQR-BENEVA PLACE, LLC
137	EQR-BOND PARTNERSHIP
138	EQR-BRAINTREE, LLC
139	EQR-BRAMBLEWOOD GP LP
140	EQR-BRAMBLEWOOD LP
141	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
142	EQR-BRIARWOOD GP LP
143	EQR-BRIARWOOD LP
144	EQR-BROADWAY LP
145	EQR-BROOKDALE VILLAGE, LLC
146	EQR-BS FINANCING LIMITED PARTNERSHIP
147	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
148	EQR-CALIFORNIA, L.L.C
149	EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
150	EQR-CANTER CHASE GENERAL PARTNERSHIP
151	EQR-CEDAR RIDGE GP, LLC
152	EQR-CEDAR RIDGE LP
153	EQR-CHARDONNAY PARK, L.L.C.
154	EQR-CHASE KNOLLS LENDER, LLC
155	EQR-CHICKASAW CROSSING, INC.
156	EQR-CHICKASAW CROSSING, LLC
157	EQR-COACHMAN TRAILS, LLC
158	EQR-CODELLE LIMITED PARTNERSHIP
159	EQR-CODELLE, LLC
160	EQR-CONNOR LIMITED PARTNERSHIP
161	EQR-CONNOR, LLC
162	EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
163	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
164	EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
165	EQR-EASTBRIDGE, LLC
166	EQR-EASTBRIDGE, LP
167	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
168	EQR-EOI FINANCING LIMITED PARTNERSHIP
169	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
170	EQR-FAIRFAX CORNER, LLC
171	EQR-FAIRFIELD, LLC
172	EQR-FANCAP 2000A LIMITED PARTNERSHIP
173	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
174	EQR-FERNBROOK, LLC
175	EQR-FIELDERS CROSSING GP, LLC
176	EQR-FIELDERS CROSSING LP
177	EQR-FLATLANDS, LLC
178	EQR-FOREST PLACE, INC.
179	EQR-FOREST PLACE, LLC
180	EQR-GEORGIAN WOODS, LLC
181	EQR-GOVERNOR’S PLACE FINANCING LIMITED PARTNERSHIP
182	EQR-GRANDVIEW II GP, LP
183	EQR-GRANDVIEW II LP
184	EQR-GREENHAVEN GP LP
185	EQR-GREENHAVEN LP
186	EQR-HOLDING, LLC
187	EQR-HOLDING, LLC2

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
188	EQR-HORIZON PLACE, INC.
189	EQR-HORIZON PLACE, LLC
190	EQR-IRONWOOD, L.L.C.
191	EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
192	EQR-LAKESHORE AT PRESTON LP
193	EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
194	EQR-LAKEWOOD GREENS GP, LLC
195	EQR-LAKEWOOD GREENS LP
196	EQR-LAWRENCE, LLC
197	EQR-LEXFORD LENDER, LLC
198	EQR-LEXINGTON FARM, LLC
199	EQR-LEXINGTON FARM, LLC
200	EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
201	EQR-LINCOLN VILLAGE (CA) I GP LP
202	EQR-LINCOLN VILLAGE (CA) I LP
203	EQR-LINCOLN VILLAGE (CA) II GP LP
204	EQR-LINCOLN VILLAGE (CA) II LP
205	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
206	EQR-MARKS A, L.L.C.
207	EQR-MARKS B, L.L.C.
208	EQR-MARTINS LANDING, LLC
209	EQR-MET CA FINANCING LIMITED PARTNERSHIP
210	EQR-MET FINANCING LIMITED PARTNERSHIP
211	EQR-MISSION HILLS, LLC
212	EQR-MISSOURI, L.L.C.
213	EQR-MOSAIC, LLC
214	EQR-MOUNTAIN SHADOWS GP LP
215	EQR-MOUNTAIN SHADOWS LP
216	EQR-NEW LLC
217	EQR-NEW LLC2
218	EQR-NEW LLC3
219	EQR-NORTH CREEK, LLC
220	EQR-NORTH HILL, L.L.C.
221	EQR-OREGON, L.L.C.
222	EQR-OVERLOOK MANOR II, LLC
223	EQR-PARK PLACE I GENERAL PARTNERSHIP
224	EQR-PARK PLACE II GENERAL PARTNERSHIP
225	EQR-PARKSIDE, GP LP
226	EQR-PARKSIDE, LP
227	EQR-PINETREE/WESTBROOKE, LLC
228	EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
229	EQR-PLANTATION, L.L.C.
230	EQR-PROSPECT TOWERS PHASE II LLC
231	EQR-QRS HIGHLINE OAKS, INC
232	EQR-QRS RIDGEMONT/MOUNTAIN BROOK, INC
233	EQR-QRS SPINNAKER COVE, INC.
234	EQR-QRS WYNDRIDGE II, INC.
235	EQR-QRS WYNDRIDGE III, INC.
236	EQR-RESERVE SQUARE LIMITED PARTNERSHIP
237	EQR-RID SP,LLC
238	EQR-RIVER PARK LP
239	EQR-RIVEROAKS, LLC
240	EQR-RIVERVIEW CONDOS, LLC
241	EQR-S & T, LLC
242	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
243	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
244	EQR-SANDSTONE LP
245	EQR-SCAKRBOROUGH SQUARE, LLC
246	EQR-SIENA TERRACE, LLC
247	EQR-SMOKETREE, LLC
248	EQR-SONTERRA AT FOOTHILLS RANCH LP
249	EQR-SOUTHWOOD GP LP

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
250	EQR-SOUTHWOOD LP
251	EQR-SOUTHWOOD LP I LP
252	EQR-SOUTHWOOD LP II LP
253	EQR-SUERTE, LLC
254	EQR-SUMMER CREEK, LLC
255	EQR-SUMMERWOOD GP LP
256	EQR-SUMMERWOOD LP
257	EQR-SURREY DOWNS LP LP
258	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
259	EQR-TALLEYRAND, LLC
260	EQR-THE CARLYLE, LLC
261	EQR-THE CARLYLE, LP
262	EQR-THE LAKES AT VININGS, LLC
263	EQR-THE OAKS, LLC
264	EQR-THE PALMS, LLC
265	EQR-THE RETREAT, LLC
266	EQR-THE WATERFORD AT DEERWOOD, INC.
267	EQR-THE WATERFORD AT DEERWOOD, LLC
268	EQR-THE WATERFORD AT ORANGE PARK, INC.
269	EQR-THE WATERFORD AT ORANGE PARK, LLC
270	EQR-THE WATERFORD AT REGENCY, INC.
271	EQR-THE WATERFORD AT REGENCY, LLC
272	EQR-TOWNHOMES OF MEADOWBROOK, LLC
273	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
274	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
275	EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
276	EQR-VILLA LONG BEACH, LLC
277	EQR-VILLA SERENAS GENERAL PARTNERSHIP
278	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
279	EQR-VILLAGE OAKS GENERAL PARTNERSHIP
280	EQR-VILLAS OF JOSEY RANCH GP, LLC
281	EQR-VILLAS OF JOSEY RANCH LP
282	EQR-VININGS AT ASHLEY LAKE, L.L.C.
283	EQR-VIRGINIA, L.L.C.
284	EQR-WARWICK, L.L.C.
285	EQR-WASHINGTON, L.L.C.
286	EQR-WATERFALL, L.L.C.
287	EQR-WATERMARKE I, LLC
288	EQR-WATERMARKE II, LLC
289	EQR-WATSON G.P.
290	EQR-WELLINGTON, L.L.C.
291	EQR-WEST COAST PORTFOLIO GP, LLC
292	EQR-WIMBLEDON OAKS LP
293	EQR-WOOD FOREST, INC.
294	EQR-WOOD FOREST, LLC
295	EQR-WOODRIDGE I GP LP
296	EQR-WOODRIDGE I LP
297	EQR-WOODRIDGE II GP LP
298	EQR-WOODRIDGE II LP
299	EQR-WOODRIDGE III LP
300	EQR-WOODRIDGE, LLC
301	EQR-WYNDRIDGE II, L.L.C.
302	EQR-WYNDRIDGE III, L.L.C.
303	EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
304	EQUITY APARTMENT MANAGEMENT, LLC (AKA LEXFORD PROPERTIES MANAGEMENT, LLC)
305	EQUITY COMMUNITY FOUNDATION
306	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
307	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
308	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
309	EQUITY RESIDENTIAL FOUNDATION (old name changed to Equity Community Foundation)
310	EQUITY RESIDENTIAL MORTGAGE COMPANY, LLC
311	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
312	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
313	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
314	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
315	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
316	EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
317	EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
318	EQUITY-LODGE VENTURE LTD.
319	ERP NEW ENGLAND PROGRAM, LLC
320	ERP/Vistas-Fairfax Corner, LLC (FKA Lincoln-Fairfax Corner, LLC)
321	ERP-NEW ENGLAND PROGRAM, LLC
322	ERP-QRS AMBERGATE, INC.
323	ERP-QRS ARBORS, INC.
324	ERP-QRS BRETON HAMMOCKS, INC.
325	ERP-QRS BS, INC.
326	ERP-QRS CAMELLERO, INC.
327	ERP-QRS CANTER CHASE, INC.
328	ERP-QRS CEDAR CREST, INC.
329	ERP-QRS CEDAR RIDGE, INC.
330	ERP-QRS CHAPARRAL CREEK, INC.
331	ERP-QRS CONTINENTAL VILLAS, INC.
332	ERP-QRS COUNTRY CLUB I, INC.
333	ERP-QRS COUNTRY CLUB II, INC.
334	ERP-QRS COUNTRY RIDGE, INC.
335	ERP-QRS CPRT II, INC.
336	ERP-QRS CPRT, INC.
337	ERP-QRS CREEKSIDE OAKS, INC.
338	ERP-QRS DARTMOUTH WOODS, INC.
339	ERP-QRS DORAL, INC.
340	ERP-QRS EMERALD PLACE, INC.
341	ERP-QRS EOI, INC.
342	ERP-QRS ESSEX PLACE, INC.
343	ERP-QRS FAIRFIELD, INC.
344	ERP-QRS FLATLANDS, INC.
345	ERP-QRS GEORGIAN WOODS ANNEX, INC.
346	ERP-QRS GLENLAKE CLUB, INC.
347	ERP-QRS GOVERNOR’S PLACE, INC.
348	ERP-QRS GREENGATE, INC.
349	ERP-QRS GREENWICH WOODS, INC.
350	ERP-QRS GROVE L.P., INC.
351	ERP-QRS HARBOR POINTE, INC.
352	ERP-QRS HUNTER’S GLEN, INC.
353	ERP-QRS LAKEVILLE RESORT, INC.
354	ERP-QRS LAKEWOOD GREENS, INC.
355	ERP-QRS LINCOLN GREEN, INC.
356	ERP-QRS LINCOLN, INC.
357	ERP-QRS LODGE (OK), INC.
358	ERP-QRS LONGFELLOW, INC.
359	ERP-QRS MAGNUM, INC.
360	ERP-QRS MET CA, INC.
361	ERP-QRS MET, INC.
362	ERP-QRS NORTHAMPTON I, INC.
363	ERP-QRS OAKLAND HILLS, INC.
364	ERP-QRS PARK PLACE I, INC.
365	ERP-QRS PARK PLACE II, INC.
366	ERP-QRS PINE MEADOWS GARDEN, INC.
367	ERP-QRS PLANTATION, INC.
368	ERP-QRS PRESTON BEND, INC.
369	ERP-QRS RESERVE SQUARE, INC.
370	ERP-QRS ROLIDO PARQUE, INC.
371	ERP-QRS S&T, INC.
372	ERP-QRS SLEEPY HOLLOW, INC.
373	ERP-QRS SONGBIRD, INC.

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
374	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
375	ERP-QRS STONEBROOK, INC.
376	ERP-QRS SUNNY OAK VILLAGE, INC.
377	ERP-QRS SWN LINE, INC.
378	ERP-QRS TANASBOURNE TERRACE, INC.
379	ERP-QRS TENNESSEE, INC.
380	ERP-QRS TOWNE CENTRE III, INC.
381	ERP-QRS TOWNE CENTRE IV, INC.
382	ERP-QRS TRAILS AT DOMINION, INC. (fka ERP-QRS Marbrisa, Inc.)
383	ERP-QRS VALLEY PARK SOUTH, INC.
384	ERP-QRS VILLA SERENAS, INC.
385	ERP-QRS VILLAGE OAKS, INC.
386	ERP-QRS WATSON, INC.
387	ERP-QRS WELLINGTON HILL, INC.
388	ERP-QRS YORKTOWNE, INC.
389	ERP-SOUTHEAST PROPERTIES, LLC
390	ESSEX SQUARE APTS, LTD
391	EVANS WITHYCOMBE FINANCE, INC
392	EVANS WITHYCOMBE FINANCE, L.P.
393	EVANS WITHYCOMBE MANAGEMENT INC.
394	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
395	FEATHER RIVER COMMUNITY RENTALS, L.P.
396	FEATHER RIVER G.P. CORP.
397	FOREST PLACE ASSOCIATES
398	FORSYTHIA COURT APTS OF COLUMBUS, LTD
399	FORT LEWIS COMMUNITIES, LLC
400	FORT LEWIS SPE, INC.
401	FOUR LAKE CONDOMINIUM II, LLC
402	FOUR LAKE CONDOMINIUM III, LLC
403	FOUR LAKE CONDOMINIUM IV, LLC
404	FOUR LAKES CONDOMINIUM, LLC
405	FOUR LAKES II, LLC.
406	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
407	FOX RIDGE ASSOCIATES, L.P.
408	FOX RIDGE G.P. CORP.
409	FOXTON APTS OF SEYMOUR, LTD
410	FOXWOODBURG, LLC
411	FPAII, L.P.
412	GARDEN TERRACE APTS, III, LTD
413	GC CHAPARRAL ASSOC, LP
414	GC COUNTRY CLUB WOODS ASSOC, LP
415	GC COUNTRY CLUB WOODS, LP
416	GC GREENBRIAR ASSOC, LTD
417	GC GREENBRIAR, LP
418	GC HESSIAN HILLS ASSOC, LP
419	GC HESSIAN HILLS, LP
420	GC HIGH RIVER ASSOC, LP
421	GC HIGH RIVER, LP
422	GC PEMBROKE ASSOC, LP
423	GC SOUTHEAST PARTNERS, LP
424	GC SPRING LAKE MANOR ASSOC, LP
425	GC SPRING LAKE MANOR, LP
426	GC THREE CHOPT WEST ASSOC, LP
427	GC THREE CHOPT WEST, LP
428	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
429	GC TOWN & COUNTRY/COUNTRY PLACE, LP
430	GC TOWNHOUSE ASSOC, LP
431	GC TOWNHOUSE, LP
432	GC TWIN GATES EAST ASSOC, LP
433	GC TWIN GATES EAST, LP
434	GC WILL-O-WISP ARMS, LP
435	GC WILL-O-WISP ASSOC, LP

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
436	GEARY COURTYARD ASSOCIATES
437	GEORGIAN WOODS ANNEX ASSOCIATES
438	GLENLAKE CLUB L.P.
439	GLOBE FURNITURE RENTALS, INC.
440	GPT 929 HOUSE, LLC
441	GPT ABINGTON GLEN, LLC
442	GPT ABINGTON LAND, LLC
443	GPT ACTON, LLC
444	GPT BRIAR KNOLL, LLC
445	GPT CC, LLC
446	GPT CEDAR GLEN, LLC
447	GPT CG, LLC
448	GPT CHESTNUT GLEN, LLC
449	GPT CONWAY COURT, LLC
450	GPT EAST HAVEN, LLC
451	GPT EAST PROVIDENCE, LLC
452	GPT ENFIELD, LLC
453	GPT FREEPORT, LLC
454	GPT GLEN GROVE, LLC
455	GPT GLEN MEADOW, LLC
456	GPT GOF II, LLC
457	GPT GOSNOLD GROVE, LLC
458	GPT GP III, LLC
459	GPT HERITAGE GREEN, LLC
460	GPT HG, LLC
461	GPT HIGHLAND GLEN, LLC
462	GPT HIGHMEADOW, LLC
463	GPT HILLTOP, LLC
464	GPT JACLEN TOWER, LLC
465	GPT LONGFELLOW GLEN, LLC
466	GPT LONGMEADOW ASSOCIATES, LLC
467	GPT NEHOIDEN GLEN, LLC
468	GPT NOONAN GLEN, LLC
469	GPT NORTON GLEN, LLC
470	GPT OLD MILL GLEN, LLC
471	GPT PHILLIPS PARK, LLC
472	GPT PLAINVILLE, LLC
473	GPT RG AMHERST, LLC
474	GPT RG FALL RIVER, LLC
475	GPT RG MILFORD, LLC
476	GPT RG, LLC
477	GPT RIBBON MILL, LLC
478	GPT ROCKINGHAM GLEN, LLC
479	GPT SHG, LLC
480	GPT STURBRIDGE, LLC
481	GPT SUMMER HILL GLEN, LLC
482	GPT TANGLEWOOD, LLC+B492
483	GPT WEBSTER GREEN, LLC
484	GPT WEST SPRINGFIELD, LLC
485	GPT WESTFIELD, LLC
486	GPT WESTWOOD GLEN, LLC
487	GPT WG, LLC
488	GPT WILG, LLC
489	GPT WILKENS GLEN, LLC
490	GPT WINCHESTER WOOD, LLC
491	GPT WINDSOR, LLC
492	GR CEDAR GLEN, LP
493	GR CONWAY COURT, LP
494	GR FARMINGTON SUMMIT, LLC
495	GR HIGHLAND GLEN, LP
496	GR NORTHEAST APARTMENT ASSOCIATES, LLC
497	GR ROCKINGHAM GLEN, LP

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
498	GR SUMMER HILL GLEN, LP
499	GR WEST HARTFORD CENTRE, LLC
500	GR WESTWOOD GLEN, LP
501	GR WESTWYND ASSOCIATES, LLC
502	GR WILKENS GLEN, LP
503	GRAN TREE CORPORTION
504	GREEN GATE APARTMENTS, LTD
505	GREENGLEN ATPS OF WHEELERSBURG, LTD
506	GREENLEAF APARTMENTS, LTD
507	GREENTREE APARTMENTS LP
508	GREENWICH WOODS LIMITED PARTNERSHIP
509	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
510	GROVE DEVELOPMENT, LLC
511	GROVE OPERATING LP
512	GROVE ROCKY HILL, LLC
513	GUILFORD COMPANY, INC.
514	GUILFORD PARTNERS II
515	HEATHMOORE APTS OF INDIANAPOLIS, II, LTD
516	HESSIAN HILLS APARTMENT ASSOC, LTD
517	HICKORY MILL APTS OF HURRICANE, II, LTD
518	HIDDEN LAKE ASSOCIATES, L.P.
519	HIDDEN LAKE G.P. CORP.
520	HIGH RIVER ASSOC, LTD
521	HIGH RIVER PHASE I, LTD
522	HILLVIEW TERRACE APTS, LTD
523	HORIZON PLACE ASSOCIATES
524	HUNTERS’S GLEN GENERAL PARTNERSHIP
525	HUNTINGTON, LLC
526	KINGS CROSSING APTS, LTD
527	KISMUL, LLC (FKA KISMUL CORP)
528	LAKEVIEW COMMUNITY RENTALS, L.P.
529	LAKEVIEW G.P. CORP.
530	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
531	LAKEWOOD COMMUNITY RENTALS, L.P.
532	LAKSPUR APTS OF COLUMBUS, II, LTD
533	LANDON LEGACY PARTNERS LIMITED
534	LANDON PRAIRIE CREEK PARTNERS LIMITED
535	LANTERN COVE ASSOCIATES, L.P.
536	LANTERN COVE G.P. CORP.
537	LENOX PLACE LP
538	LEXFORD FLKB II, LLC
539	LEXFORD FLKB, LLC
540	LEXFORD GAKB II, LLC
541	LEXFORD GAKB, LLC
542	LEXFORD GP II, LLC
543	LEXFORD GP XV, LLC
544	LEXFORD GP XVIII, LLC
545	LEXFORD GP, LLC
546	LEXFORD GUILFORD GP, LLC
547	LEXFORD GUILFORD LP, LLC
548	LEXFORD GUILFORD, INC.
549	LEXFORD HIDDEN POINTE GP LLC
550	LEXFORD HIDDEN POINTE LP LLC
551	LEXFORD INDUSTRIES DEVELOPMENT, LLC
552	LEXFORD PARTNERS, LLC
553	LEXFORD PROPERTIES, LP
554	MCCASLIN HIDDEN LAKES, LTD.
555	MCCASLIN RIVERHILL, LTD.
556	MCKINLEY HILLS PARTNERS-85,
557	MERIDAN GUILFORD BGP CORPORATION
558	MERIDAN GUILFORD CGP CORPORATION
559	MERIDAN GUILFORD NLPGP CORPORATION

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
560	MERIDAN GUILFORD PGP CORPORATION
561	MERIDIAN SOUTHEAST PARTNERS, LP
562	MERRY LAND DOWNREIT I LP
563	MESA DEL OSO ASSOCIATES, L.P.
564	MESA DEL OSO G.P. CORP.
565	MOBILE APARTMENT ASSOC, LTD
566	MONTGOMERY REAL ESTATE INVESTORS, LTD
567	MONTROSE SQUARE APTS OF HILLSBORO, II LTD
568	MOULTRIE APTS, LTD
569	MULBERRY APTS OF HILLIARD, LTD
570	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
571	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
572	MULTIFAMILY PORTFOLIO PARTNERS, INC.
573	NHP HS FOUR, INC.
574	NORTHRIDGE LAKES LP
575	NORTHWOOD APTS, LTD
576	NRL ASSOCIATES LP
577	OAKLAND HILLS OPERATING PARTNERSHIP, LTD
578	OAKS AT BAYMEADOWS ASSOCIATES
579	OAKS AT REGENCY ASSOCIATES
580	OLD REDWOODS, LLC
581	OLYMPIAN VILLAGE APTS, LTD
582	PALM SIDE APTS, LTD
583	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
584	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
585	PEMBROKE LAKE APARTMENT ASSOC, LTD
586	PINE GROVE APTS ROSEVILLE, II, LTD
587	PINE GROVE APTS ROSEVILLE,LTD
588	PINES WHISPER, LLC
589	PRESERVE CONDOMINIUM HOMES
590	QRS IRONWOOD, INC.
591	QRS MARKS A, INC.
592	QRS MARKS B, INC.
593	QRS MISSOURI, INC.
594	QRS WARWICK, INC.
595	QRS-740 RIVER DRIVE, INC.
596	QRS-ARBORETUM, INC.
597	QRS-ARTBHOLDER, INC.
598	QRS-ARTCAPLOAN, INC.
599	QRS-BOND, INC.
600	QRS-CHARDONNAY PARK, INC
601	QRS-CODELLE, INC.
602	QRS-CONNOR, INC.
603	QRS-COVE, INC.
604	QRS-FANCAP 2000A, INC.B275
605	QRS-FERNBROOK, INC.
606	QRS-GATES OF REDMOND, INC
607	QRS-GREENTREE I, INC.
608	QRS-GREENTREE III, INC.
609	QRS-LLC, INC.
610	QRS-NORTH HILL, INC
611	QRS-PINES, INC.
612	QRS-PORTLAND CENTER, INC.
613	QRS-SCARBOROUGH, INC.
614	QRS-SIENA TERRACE, INC.
615	QRS-SMOKETREE, INC.
616	QRS-SUMMIT CENTER, INC.
617	QRS-TOWERS AT PORTSIDE, INC.
618	QRS-TOWNHOMES OF MEADOWBROOK, INC.
619	QRS-VININGS AT ASHLEY LAKE, INC.
620	QRS-WATERFALL, INC.
621	QRS-WOODRIDGE, INC.

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
622	RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
623	RAVENWOOD ASSOC, LTD
624	REDWOOD HOLLOW APTS OF SMYRNA, LTD
625	RESERVE SQUARE, INC.
626	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
627	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
628	RICHMOND APARTMENT ASSOC, LTD
629	RIDGEWOOD APTS OF LEXINGTON, II, LTD
630	RIVERWOOD APTS, LTD
631	ROANOKE APTS OF JEFFERSON COUNTY, LTD
632	ROLIDO PARQUE GP
633	SANDLEWOOD APTS OF ALEXANDRIA, LTD
634	SARASOTA BENEVA PLACE ASSOICATES, LTD.
635	SCARBOROUGH ASSOCIATES
636	SCHOONER BAY I ASSOCIATES, L.P.
637	SCHOONER BAY I G.P. CORP.
638	SCHOONER BAY II ASSOCIATES, L.P.
639	SCHOONER BAY II G.P. CORP.
640	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
641	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
642	SECOND TOWNE CENTRE LP
643	SHANNON WOODS APTS OF UNION CITY, II, LTD
644	SLATE RUN APTS OF BEDFORD, LTD
645	SONGBIRD GENERAL PARTNERSHIP
646	SOUTH SHORE ASSOCIATES, L.P.
647	SOUTH SHORE G.P. CORP.
648	SPRING LAKE MANOR ASSOC, LTD
649	SPRINGTREE APTS, LTD
650	SQUAW PEAK CONDOMINIUM, LLC
651	SUGARTREE APTS, II, LTD
652	SUMMIT CENTER, LLC
653	SUMMIT PLACE, LLC
654	THE CROSSINGS ASSOCIATES
655	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM ASSOCIATION
656	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM ASSOCIATION B
657	THE GATES OF REDMOND, L.L.C.
658	THE LANDINGS HOLDING COMPANY, LLC
659	THE LANDINGS URBAN RENEWAL COMPANY, LLC
660	THE WIMBERLY APARTMENT HOMES, LTD.
661	THIRD GREENTREE ASSOCIATES LP
662	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
663	THYMEWOOD APTS, LTD
664	TIERRA ANTIGUA ASSOCIATES, L.P.
665	TIERRA ANTIGUA G.P. CORP.
666	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
667	TOWNHOUSE APARTMENT ASSOC, LTD
668	TWIN GATES APARTMENT ASSOC, LTD
669	VENETIAN CONDOMINIUM, LLC
670	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
671	WADLINGTON, INC.
672	WATERFIELD SQUARE I ASSOCIATES, L.P.
673	WATERFIELD SQUARE I G.P. CORP.
674	WATERFIELD SQUARE II ASSOCIATES, L.P.
675	WATERFIELD SQUARE II G.P. CORP.
676	WATERMARKE ASSOCIATES
677	WHARF HOLDING, LLC
678	WHRP, INC.
679	WILLOW BROOK ASSOCIATES, L.P.
680	WILLOW BROOK G.P. CORP.
681	WILLOW CREEK COMMUNITY RENTALS, L.P.
682	WILLOW CREEK G.P. CORP.
683	WILL-O-WISP ASSOC, LP

Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
684	WILLOWOOD APTS OF TROTWOOD, LTD
685	WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
686	WINDRUSH APTS, LTD
687	WINDSOR PLACE, LLC
688	WINTER PARK ASSOC, LP
689	WINTER WOODS APTS, II, LTD
690	WINTHROP COURT APTS OF COLUMBUS, LTD
691	WOOD FOREST ASSOCIATES
692	WOODCREST (AUGUSTA), LLC